UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2005

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941

(Address of principal executive offices and Zip Code)

(415) 389-7373

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Condition

Item 4.01	Changes in Registrant’s Certifying Accountant

Item 9.01	Financial Statements and Exhibits

Signatures

Exhibit Index

Exhibits

Exhibit 16.1 Exhibit 99.1 Exhibit 99.2	Letter dated May 5, 2005 from PricewaterhouseCoopers LLP Supplemental Financial Information for the Quarter Ended March 31, 2005 Press Release, dated May 3, 2005

Item 2.02. Results of Operations and Financial Condition.

On May 3, 2005, Redwood Trust, Inc. (the “Company”) issued a press release regarding its financial results for the quarter ended March 31, 2005, and released supplemental financial information for the quarter ended March 31, 2005. The Company hereby furnishes, as exhibits to this current report on Form 8-K, a copy of the first quarter 2005 press release and supplemental financial information.

Item 4.01 Changes in Registrant’s Certifying Accountant

As disclosed in the Company’s proxy statement, filed with the Securities and Exchange Commission on April 7, 2005 for the annual meeting of stockholders to be held May 5, 2005, the Audit Committee of the Company’s Board of Directors has determined that, as a matter of good corporate governance, it is in the best interests of the Company to consider the periodic rotation of its independent registered public accounting firm. The Company has requested and is considering proposals from various independent registered public accounting firms to provide auditing services for the fiscal year ending December 31, 2005.

PricewaterhouseCoopers LLP

On May 2, 2005, PricewaterhouseCoopers LLP (“PwC”) advised the Audit Committee of the Board of Directors of the Company that it declined to stand for re-appointment as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005 and would no longer serve as the Company’s independent registered public accounting firm after completion of procedures described in the next sentence. On May 4, 2005, PwC completed its procedures related to the unaudited interim financial statements of the Company as of and for the quarter ended March 31, 2005 and the Quarterly Report on Form  10-Q in which such financial statements are included.

The reports of PwC on the Company’s consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2004 and 2003 and through May 4, 2005, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years.

During the fiscal years ended December 31, 2004 and 2003 and through May 4, 2005, there were no reportable events (as the term is defined in Item 304(a) (1) (v) of Regulation S-K).

PwC has furnished the Company a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of this letter dated May 5, 2005, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

16.1         Letter dated May 5, 2005 from PricewaterhouseCoopers LLP

99.1      Supplemental Financial Information for the Quarter Ended March 31, 2005.

99.2      Press Release, dated May 3, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2005	REDWOOD TRUST, INC.
	By:	/s/ Harold F. Zagunis
Harold F. Zagunis
Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Title

16.1	Letter dated May 5, 2005 from PricewaterhouseCoopers LLP
99.1	Supplemental Financial Information for the Quarter Ended March 31, 2005
99.2	Press Release, dated May 3, 2005